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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): September 29, 1999




                           GLOBAL MAINTECH CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)


           Minnesota                     000-14692               41-1523657
-------------------------------   ------------------------   ------------------
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
         incorporation)                                      Identification No.)




             7578 Market Place Drive, Eden Prairie, Minnesota 55344
             ------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (612) 944-0400
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Item 2.  Acquisition or Disposition of Assets.

         On September 29, 1999, Global MAINTECH Corporation (the "Company"), through its wholly owned subsidiary Global MAINTECH, Inc. ("GMI"), purchased substantially all the assets of Lavenir Technology, Inc. ("Seller"), a California corporation, pursuant to an Agreement and Plan of Reorganization dated as of July 1, 1999 (the "Purchase Agreement") by and among Global MAINTECH, Inc., a wholly owned subsidiary of the Company, the Company and Seller. As a result of this acquisition, the Company obtained substantially all of the assets and certain liabilities of Seller, including rights under and to Seller's computer software products, and the trademarks and copyrights related thereto, as well as Seller's ongoing leases, contracts and office equipment. Prior to this transaction, the Company was not affiliated with Seller. The purchase price was determined through negotiations by the parties to the Purchase Agreement and was paid in the following manner: 266,000 shares of common stock of the issued to shareholders of Seller and options were granted to employees of Seller to purchase a total of 70,000 shares of common stock of the Company.

         A copy of the Purchase Agreement is being filed as Exhibit 2.1 to this report.
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)   Financial Statements of Business Acquired

               Not applicable.

         (b)   Pro Forma Financial Information

               Not applicable.

         (c)   Exhibits

               Exhibit No.     Description
               -----------     -----------

                   2.1 Agreement and Plan of Reorganization, dated July 1, 1999, by and among Global MAINTECH, Inc., Global MAINTECH Corporation and Lavenir Technology, Inc.*

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*    Filed without exhibits and schedules thereto. Such exhibits and schedules will be filed with the Commission upon request.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 1999



                                                 GLOBAL MAINTECH CORPORATION

                                                 By:  /s/ James Geiser
                                                      --------------------------
                                                 Its: Chief Financial Officer
                                                      --------------------------
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                                INDEX TO EXHIBITS




Exhibit No.    Description
-----------    -----------


     2.1 Agreement and Plan of Reorganization, dated July 1, 1999, by and among Global MAINTECH, Inc., Global MAINTECH Corporation and Lavenir Technology, Inc.*

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*    Filed without exhibits and schedules thereto. Such exhibits and schedules will be filed with the Commission upon request.